Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement (“Agreement”), dated as of May 13, 2026, is made by and among JGB Capital L.P., JGB Partners L.P. and JGB (Cayman) Gasconne Ltd. (collectively, the “Purchasers” and each a “Purchaser”), Marpai Inc., a Delaware corporation (the “Company”), JGB Collateral LLC, a Delaware limited liability company (the “Agent”), as agent for the Purchasers, and each Person executing this Agreement as a guarantor, pledgor and/or mortgagor (collectively, the “Credit Support Parties”).

WHEREAS, the Purchasers and the Company entered into a Securities Purchase Agreement dated as of April 15, 2024 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Purchase Agreement”), whereby the Company issued to the Purchasers, and the Purchasers acquired from the Company, Senior Secured Convertible Debentures due April 15, 2027, as amended by the First Amendment (as defined below) (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, collectively the “Debentures” and each a “Debenture”);

WHEREAS, on January 23, 2025, the Company, the Purchasers and certain other parties entered into an Amendment Agreement (the “First Amendment”) pursuant to which, among other things, the Purchasers made an additional senior secured investment in the Company and the Company granted additional collateral security for the obligations under the Debentures and the Other Transaction Documents;

WHEREAS, the Company has requested that the Purchasers agree to (i) extend the Maturity Date of the Debentures to April 15, 2028, (ii) revise the amortization schedule set forth in the Debentures, and (iii) provide for certain restructuring and exit payments;

WHEREAS, as a condition to the Purchasers’ agreement to enter into this Agreement, Damien F. Lamendola has agreed to grant a second lien mortgage on the real property located at 13 Legare Street, Charleston, South Carolina, as additional collateral security for the obligations under the Debentures and the Other Transaction Documents; and

WHEREAS, the parties desire to enter into this Agreement and amendments to each Debenture in substantially the form attached hereto as Exhibit A, Exhibit B and Exhibit C (collectively the “Second Debenture Amendments” and each a “Second Debenture Amendment”) in order to reflect the foregoing request of the Company.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given such terms in the Purchase Agreement or the Debentures, as applicable, in each case, as amended hereby.

2. Certain Reaffirmations and Reconfirmation of Security Interest and Subsidiary Guaranty.

(a) The Purchase Agreement, Debentures, Security Agreement, the Guarantees, the Mortgages and the other Transaction Documents are legal, valid, binding and enforceable against the Company and each Credit Support Party (in each case, to the extent a party thereto) in accordance with their respective terms. The terms of the Transaction Documents remain unchanged, except as modified pursuant to this Agreement, the First Amendment, the Debenture Amendments (as defined in the First Amendment), the Existing Mortgage Amendment (as defined in the First Amendment) and the Second Debenture Amendments.

(b) The Company’s and each Credit Support Party’s respective obligations under the Transaction Documents to which it is a party are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

(c) Purchasers and Agent have valid, enforceable and perfected security interests in and liens in the collateral for the Company’s obligations under the Debentures described in the Security Documents (the “Collateral”), as to which there are no setoffs, deductions, claims, counterclaims, or defenses of any kind or character whatsoever.

(d) Nothing herein or the Second Debenture Amendments shall impair or limit the continuation of the liens and security interests granted to the Purchasers and/or the Agent under the Security Agreement, the Mortgages or the other Security Documents, which liens are continued in full force and effect pursuant to and as provided therein. The Company and each Credit Support Party agrees that any reference to the Debenture in any Security Document means the Debenture as amended pursuant to this Agreement and the Second Debenture Amendments. The Company and each Credit Support Party acknowledges the continuing existence and priority of all liens and security interests granted, conveyed, and assigned pursuant to the Security Documents in accordance with the terms thereof, and agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as the Purchasers or the Agent request in order to perfect, preserve, and protect such liens and security interests.

(e) Each Credit Support Party acknowledges this Agreement and the Second Debenture Amendments, and ratifies, and confirms that, the Guarantee, the Mortgages or other Transaction Documents executed by such Credit Support Party are not released, diminished, impaired, reduced, or otherwise adversely affected by this Agreement, and continues to guarantee, assure or otherwise secure, as applicable, the full payment and performance of all present and future obligations under the Debentures (as amended by this Agreement and the Second Debenture Amendments) and the other Transaction Documents.

(f) The Purchasers and the Agent have fully and timely performed all of their obligations and duties in compliance with the Transaction Documents and applicable law, and have acted reasonably, in good faith, and appropriately under the circumstances.

3. Amendments to the Purchase Agreement. The Purchase Agreement is amended as follows:

(a) Article 1 of the Purchase Agreement is amended to include the following definitions:

“First Lien Mortgage” means that certain Mortgage dated as of December 6, 2023, from Damien F. Lamendola, as mortgagor, in favor of Morgan Stanley Private Bank, National Association, as mortgagee, recorded in Book 1217, Page 617 in the records of Charleston County, South Carolina, as the same may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time.

“First Lien Indebtedness” means the Indebtedness evidenced by that certain promissory note dated as of December 6, 2023, in the original principal amount of $4,130,000, made by the Borrower in favor of Morgan Stanley Private Bank, National Association, together with interest thereon and other amounts payable in accordance with the terms thereof and of the First Lien Mortgage.

“Legare Mortgage” means that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, by the Legare Property Owner, as mortgagor, and the Agent, as mortgagee, as the same may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time, and pursuant to which the Legare Property Owner has granted the Agent a second priority security interest in the Legare Property.

“Legare Property” means that certain property located at 13 Legare Street, Charleston, SC 29401.

“Legare Property Owner” means Damien F. Lamendola.

“Second Amendment Agreement” means that certain Second Amendment Agreement, dated as of May 13, 2026, by and among the Company, the Credit Support Parties party thereto, the Purchasers and the Agent.

“Second Amendment Effective Date” means the date on which the conditions set forth in Section 5 of the Second Amendment Agreement have been satisfied.

(b) The definition of “Maturity Date” set forth in the Purchase Agreement is hereby amended and restated as follows:

“Maturity Date” means, April 15, 2028, or such earlier date as the Debentures are required or permitted to be repaid pursuant to the terms of the Debentures or as a result of, or upon or following, an Event of Default.

(c) The definition of “Mortgages” set forth in the Purchase Agreement is hereby amended and restated as follows:

“Mortgages” means, the 188-190 Mortgage, the Surfsong Mortgage, the UTAT Mortgage, and the Legare Mortgage.

(d) The definition of “Security Documents” set forth in 1.1 of the Purchase Agreement is amended to include the Legare Mortgage.

(e) The definition of “Transaction Documents” set forth in 1.1 of the Purchase Agreement is amended to include this Agreement, the Second Debenture Amendments and the Legare Mortgage.

4. Representations and Warranties. The Company and each Credit Support Party represents and warrants, severally and jointly, to each Purchaser that:

(a) Authorization; Enforcement. The Company and each Credit Support Party has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Second Debenture Amendments and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and each Credit Support Party and the consummation by each of them of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and each such Credit Support Party and no further action is required by the Company or any Credit Support Party in connection herewith. The execution and delivery of this Agreement and the Second Debenture Amendments by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and each Credit Support Party and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company and each Credit Support Party enforceable against them in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law (clauses (i) – (iii) collectively, the “Enforceability Limitations”). The Second Debenture Amendments have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the Company enforceable against it in accordance with its terms subject to the Enforceability Limitations.

(b) No Conflicts. The execution, delivery and performance by the Company and each Credit Support Party of this Agreement and the execution, delivery and performance by the Company of the Second Debenture Amendments, and the consummation by each of them of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any such Credit Support Party’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Credit Support Party (except pursuant to the Transaction Documents), or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, securities purchase agreement, debt or other instrument (evidencing a Company or Credit Support Party Indebtedness or otherwise) or other understanding to which the Company or any Credit Support Party is a party or by which any property or asset of the Company or any Credit Support Party is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which the Company or a Credit Support Party is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Credit Support Party is bound or affected, in the case of clauses (ii) and (iii) to the extent such conflict, breach or violation could reasonably be expected to result in a Material Adverse Effect.

(c) Absence of Defaults. After giving effect to this Agreement and the Second Debenture Amendments, no Event of Default has occurred or is continuing. The Company and each Credit Support Party have complied in all material respects with their respective obligations under the Transaction Documents.

(d) Solvency. Based on the consolidated financial condition of the Company and its Subsidiaries taken as a whole, after giving effect to the transactions contemplated by this Agreement and the Second Debenture Amendments, the Company is solvent. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date of this Agreement.

(e) Absence of Material Adverse Effect. Since April 15, 2024, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect.

(f) Legare Mortgage; Homestead Rights. As of the Second Amendment Effective Date, (i) the outstanding principal amount of the First Lien Indebtedness secured by the First Lien Mortgage is $4,000,000 and (ii) the Company and Legare Property Owner have provided correct and complete copies of all documents evidencing such First Lien Mortgage to the Purchasers. Legare Property Owner represents and warrants that either (x) the Legare Property is not the Legare Property Owner’s primary residence and is not subject to any homestead or similar exemption under applicable law or (y) Legare Property Owner has waived, to the fullest extent permitted by the laws of the State of South Carolina, any and all rights of homestead, exemption, or other similar protections with respect to the Legare Property, whether arising under the Constitution or laws of the State of South Carolina or otherwise, as against the lien and security interest created by the Legare Mortgage.

(g) Representations and Warranties in Transaction Documents. The representations and warranties set forth in each Transaction Document shall, in each case, be true and correct in all respects with the same effect as made on the Second Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), in each case, except as set forth in (i) the Company’s recent periodic reports filed with the Commission since September 30, 2025, and (ii) the disclosure schedules thereto or in the disclosure schedules delivered by the Company in connection with this Agreement.

5. Conditions Precedent. This Agreement and the Second Debenture Amendments shall become effective upon the date, (the “Effective Date”), on which the Purchasers and the Agent shall have received:

(a) this Agreement, duly executed and delivered by the Company and each Credit Support Party;

(b) each Second Debenture Amendment duly executed and delivered by the Company (with “wet ink” originals delivered to the Agent within five Business Days after the Effective Date);

(c) as additional security for the Company's obligations under this Second Amendment, the Purchase Agreement, the Debentures and the other Transaction Documents, the executed Legare Mortgage, pursuant to which Legare Property Owner has granted a second priority mortgage on the Legare Property in favor of the Agent for the benefit of the Holder and the other Purchasers;

(d) a mortgagee's title insurance policy from Chicago Title & Trust (or another nationally recognized title insurance company acceptable to the Agent) insuring the Legare Mortgage, insuring the Lien of the Legare Mortgage to be a valid second priority Lien, subject only to the First Lien Mortgage and other encumbrances permitted under the Legare Mortgage, subject to no defects or objections which are unacceptable to the Agent in its sole discretion, together with such endorsements as the Agent may reasonably require, and otherwise reasonably satisfactory in form and substance to the Agent in its sole discretion;

(e) evidence satisfactory to the Purchasers of the current outstanding principal balance of the First Lien Indebtedness, copies of all loan documents governing the First Lien Mortgage, and, if required by the Agent, a consent executed by the lenders under the First Lien Mortgage in form and substance satisfactory to the Agent;

(f) resolutions of the Board of Directors of the Company approving the transactions contemplated hereby;

(g) lien search results with respect to the Company and each Guarantor with results satisfactory to the Purchasers and Agent;

(h) payment of all fees and other amounts due and payable by the Borrower to the Agent, Holders or Purchasers on or prior to the date hereof and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Company under the Transaction Documents, including the reasonable fees and disbursements invoiced through the date hereof of Agent’s counsel, Haynes and Boone, LLP;

(i) all statements set forth in Sections 2 and 4 herein shall be true and correct as of the Effective Date, and the Purchasers and Agent shall have received a certificate, dated as of the Effective Date and in form and substance satisfactory to the Purchasers and the Agent, duly executed and delivered by the Chief Executive Officer or Chief Financial Officer of the Company, in which certificate the Company shall certify, represent and warrant that, at the time such certificate is delivered, (i) all statements, representations and warranties set forth in Sections 2 and 4 are true and correct immediately before and immediately after giving effect to the Effective Date, and (ii) all of the conditions set forth in this Section 5 have been satisfied.

6. Releases. In further consideration of Purchasers’ and Agent’s execution of this Agreement, the Company and the Credit Support Parties, on behalf of themselves and their respective successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, agents and attorneys, hereby forever, fully, unconditionally and irrevocably waive and release Purchasers and their respective successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, attorneys and agents (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by any Releasee, on or prior to the date hereof, with respect to the Transaction Documents, the transactions contemplated thereby or any enforcement or attempted enforcement of the Transaction Documents by any Releasee (collectively, the “Claims”). The Company and the Credit Support Parties further agree that they shall not commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to prosecute, collect or enforce any Claim.

7. Transaction Documents. The parties hereto agree that this Agreement and the Second Debenture Amendments are Transaction Documents. In addition, all references in the Transaction Documents to the Debentures shall be deemed to mean the Debentures as amended by the Second Debenture Amendments. This Agreement and the Second Debenture Amendments, together with the Transaction Documents, are the entire agreement among the parties with respect to the subject matter hereof.

8. No Modification. Except as expressly set forth in this Agreement and the Second Debenture Amendments, nothing contained in this Agreement shall be deemed or construed to amend, supplement or modify the Debentures or the other Transaction Documents or otherwise affect the rights and obligations of any party thereto, all of which remain in full force and effect.

9. Successors and Assigns; Survival. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto, and each of their respective successors and assigns. The representations and warranties of the Company and the Credit Support Parties shall survive the consummation of the transactions contemplated by this Agreement.

10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regards to the principles of conflicts of law thereof. The parties agree that the state and federal courts located in the City of New York, Borough of Manhattan shall have exclusive jurisdiction over any action, proceeding or dispute arising out of this Agreement and the parties submit to the personal jurisdiction of such courts.

11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

12. Disclosure. The Company will disclose the material terms of this Agreement, the Second Debenture Amendments and the transactions contemplated hereby and thereby by not later than 5:30 p.m. (New York City time) on the fourth Trading Day following the date hereof by means of a Current Report on Form 8-K (a “Report”) filed with the Commission. The Report shall include as exhibits this Agreement and Second Debenture Amendments. The Company and Purchasers shall consult with each other in preparing any such Report. From and after the filing of the Report with the Commission, the Company acknowledges and agrees that the Purchasers shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers or directors.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

MARPAI, INC.

By	/s/ Steve Johnson
Name: Steve Johnson
Title: Chief Financial Officer

CREDIT SUPPORT PARTIES:

/s/ Damien F. Lamendola
Name: Damien F. Lamendola

HILLCOUR HOLDINGS, LLC

By	/s/ Damien F. Lamendola
Name: Damien F. Lamendola
Title: Manager

MARPAI CAPTIVE, INC.

By	/s/ Steve Johnson
Name: Steve Johnson
Title: Authorized Signatory

MARPAI ADMINISTRATORS LLC

By	/s/ Steve Johnson
Name: Steve Johnson
Title: Authorized Signatory

MARPAI HEALTH, INC.

By	/s/ Steve Johnson
Name: Steve Johnson
Title: Authorized Signatory

MAESTRO HEALTH, INC.

By	/s/ Steve Johnson
Name: Steve Johnson
Title: Authorized Signatory

RESTRADA, LLC

By	/s/ Steve Johnson
Name: Steve Johnson
Title: Authorized Signatory

[JGB- Marpai- SPA Amendment Signature Page]

PURCHASERS

JGB CAPITAL L.P.

By	/s/ Brett Cohen
Name: Brett Cohen
Title: President
New Principal Amount: $165,720.00

JGB PARTNERS L.P.

By	/s/ Brett Cohen
Name: Brett Cohen
Title: President
New Principal Amount: $3,559,276.36

JGB (CAYMAN) GASCONNE LTD.

By	/s/ Brett Cohen
Name: Brett Cohen
Title: President
New Principal Amount: $4,561,003.64

AGENT

JGB COLLATERAL LLC

By	/s/ Brett Cohen
Name: Brett Cohen
Title: President

[JGB- Marpai- SPA Amendment Signature Page]

ACKNOWLEDGED AND AGREED:
LEGARE PROPERTY OWNER

By	/s/ Damien F. Lamendola
Name: Damien F. Lamendola

[JGB- Marpai- SPA Amendment Signature Page]

Exhibit A

SECOND AMENDMENT TO

SENIOR SECURED CONVERTIBLE DEBENTURE

DUE APRIL 15, 2028

This Second Amendment to the SENIOR SECURED CONVERTIBLE DEBENTURE DUE APRIL 15, 2027 (this “Amendment”), dated May 13, 2026, is made by and between Marpai Inc., a Delaware corporation (the “Company”) and JGB Partners L.P. (“Holder”).

WHEREAS, on April 15, 2024, the Company executed and delivered to Holder a certain Senior Secured Convertible Debenture due April 15, 2027 (the “Original Debenture”);

WHEREAS, on January 23, 2025 the Company and the Holder entered into an Amendment to Senior Secured Convertible Debenture (the “First Debenture Amendment”) whereby, among other things, the Holder made an additional senior secured investment in the Company and the Original Debenture was amended (the Original Debenture, as amended by the First Debenture Amendment, the “ Debenture”);

WHEREAS, on the date hereof the Company and the Holder entered into a Second Amendment Agreement (the “Second Amendment Agreement”) and, in connection therewith, the parties wish to amend the Debenture to extend the Maturity Date to April 15, 2028, revise the amortization schedule, and provide for certain restructuring and exit payments, as set forth herein; and

WHEREAS, the parties wish to amend the Debenture in order to give effect to the foregoing:

NOW, THEREFORE, in consideration of the recitals, the mutual promises, and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meaning given such terms in the Debenture or the Second Amendment Agreement, as applicable.

2. Confirmation of Outstanding Balance. The parties acknowledge and agree that the outstanding principal balance of the Debenture as of the date hereof is $3,559,276.36.

3. Amendments to the Debenture. Effective as of the Second Amendment Effective Date, the Debenture is amended as follows:

(a) The “Maturity Date” is hereby amended to “April 15, 2028.”

(b) Section 1 of the Debenture is amended by adding the following definitions in appropriate alphabetical order:

“Exit Payment” means a payment of $202,272.73, payable to the Holder on the Maturity Date.

“Restructuring Payment” means a payment of $77,250.00, payable to the Holder on March 31, 2027.

“Second Amendment Effective Date” means April 30, 2026.

“Second Amendment to Securities Purchase Agreement” means the Second Amendment Agreement executed by the Company, the Holder and the other parties party thereto on the Second Amendment Effective Date.

“Second Debenture Amendment” means the Second Amendment to the Debenture, dated as of May 13, 2026.

(c) Section 2(b) of the Debenture is hereby amended and restated as follows:

Amortization. Commencing on the Second Amendment Effective Date, and continuing thereafter on each Interest Payment Date through the Maturity Date, the Company shall make monthly principal payments in accordance with the following schedule and in the following amounts:

Payment Date	Principal Payment
April 30, 2026	$25,750.00
May 29, 2026	$51,500.00
June 30, 2026 and each Interest Payment Date thereafter through April 30, 2027	$77,250.00
May 31, 2027	$69,076.36
June 30, 2027 and each Interest Payment Date thereafter through March 31, 2028	$60,681.82
Maturity Date	$1,956,381.82

(d) Section 2 of the Debenture is amended by adding the following as new Sections 2(g) and 2(h):

(g) Restructuring Payment. On March 31, 2027, the Company shall pay to the Holder the Restructuring Payment.

(h) Exit Payment. On the Maturity Date, the Company shall pay to the Holder the Exit Payment in addition to all other amounts due on such date (including, without limitation, all outstanding principal, accrued and unpaid interest, and any other amounts due hereunder).

(e) Section 7 of the Debenture is amended by adding the following as new Sections 7(a)(xx) and 7(c):

Section 7(a)(xx) First Lien Mortgage on Legare Property. From and after the Second Amendment Effective Date, any of the following occurs: (i) Legare Property Owner is in default under any of the provisions of Section 4.3 of the Legare Mortgage, (ii) the First Lien Mortgage is refinanced or otherwise modified in a manner materially adverse to the Secured Party (as defined in the Legare Mortgage) or any Holder, (iii) Legare Property Owner incurs any additional indebtedness secured by the Legare Property, or (iv) any default shall occur under the First Lien Mortgage and such default shall continue uncured for a period of sixty (60) days or (v) the holders of the First Lien Mortgage accelerate the maturity thereof or commence a foreclosure or other enforcement action with respect to the First Lien Mortgage.

Section 7(c) Refinancing Right. Upon the occurrence and during the continuance of an Event of Default, in addition to any other rights and remedies the Agent and the Holders may have under the Transaction Documents, the Company and the Legare Property Owner agree that (i) Agent (for the benefit of the Holder and the other Purchasers) shall have the right, but not the obligation, to cause the Legare Property Owner to refinance the First Lien Mortgage, on such terms and conditions as the Agent deems appropriate in its sole discretion, but which shall not be materially more burdensome to the Legare Property Owner than the terms and conditions applicable to the First Lien Mortgage as of the Second Amendment Effective Date, and (ii) any amounts advanced by the Agent or any Purchaser to refinance the First Lien Mortgage shall constitute additional obligations under the Debentures and the other Transaction Documents, and be secured by the collateral securing such obligations, as determined by the Agent in its sole discretion.

4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws thereof. The parties agree that the state and federal courts located in the City of New York, Borough of Manhattan shall have exclusive jurisdiction over any action, proceeding or dispute arising out of this Amendment and the parties submit to the personal jurisdiction of such courts.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

COMPANY

MARPAI, INC.

By:	/s/ Steve Johnson
Name: Steve Johnson
Title: Chief Financial Officer

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB Partners L.P.)]

HOLDER

JGB PARTNERS L.P.

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB Partners L.P.)]

Acknowledged and agreed to as of the date first above written:

LEGARE PROPERTY OWNER

By:	/s/ Damien F. Lamendola
Name: Damien F. Lamendola

Exhibit B

SECOND AMENDMENT TO

SENIOR SECURED CONVERTIBLE DEBENTURE

DUE APRIL 15, 2028

This Second Amendment to the SENIOR SECURED CONVERTIBLE DEBENTURE DUE APRIL 15, 2027 (this “Amendment”), dated May 13, 2026, is made by and between Marpai Inc., a Delaware corporation (the “Company”) and JGB (Cayman) Gasconne Ltd. (“Holder”).

WHEREAS, on April 15, 2024, the Company executed and delivered to Holder a certain Senior Secured Convertible Debenture due April 15, 2027 (the “Original Debenture”);

WHEREAS, on January 23, 2025 the Company and the Holder entered into an Amendment to Senior Secured Convertible Debenture (the “First Debenture Amendment”) whereby, among other things, the Holder made an additional senior secured investment in the Company and the Original Debenture was amended (the Original Debenture, as amended by the First Debenture Amendment, the “ Debenture”);

WHEREAS, on the date hereof the Company and the Holder entered into a Second Amendment Agreement (the “Second Amendment Agreement”) and, in connection therewith, the parties wish to amend the Debenture to extend the Maturity Date to April 15, 2028, revise the amortization schedule, and provide for certain restructuring and exit payments, as set forth herein; and

WHEREAS, the parties wish to amend the Debenture in order to give effect to the foregoing:

NOW, THEREFORE, in consideration of the recitals, the mutual promises, and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meaning given such terms in the Debenture or the Second Amendment Agreement, as applicable.

2. Confirmation of Outstanding Balance. The parties acknowledge and agree that the outstanding principal balance of the Debenture as of the date hereof is $4,561,003.64.

3. Amendments to the Debenture. Effective as of the Second Amendment Effective Date, the Debenture is amended as follows:

(a) The “Maturity Date” is hereby amended to “April 15, 2028.”

(b) Section 1 of the Debenture is amended by adding the following definitions in appropriate alphabetical order:

“Exit Payment” means a payment of $287,727.27, payable to the Holder on the Maturity Date.

“Restructuring Payment” means a payment of $69,750.00, payable to the Holder on March 31, 2027.

“Second Amendment Effective Date” means April 30, 2026.

“Second Amendment to Securities Purchase Agreement” means the Second Amendment Agreement executed by the Company, the Holder and the other parties party thereto on the Second Amendment Effective Date.

“Second Debenture Amendment” means the Second Amendment to the Debenture, dated as of May 13, 2026.

(c) Section 2(b) of the Debenture is hereby amended and restated as follows:

Amortization. Commencing on the Second Amendment Effective Date, and continuing thereafter on each Interest Payment Date through the Maturity Date, the Company shall make monthly principal payments in accordance with the following schedule and in the following amounts:

Payment Date	Principal Payment
April 30, 2026	$23,250.00
May 29, 2026	$46,500.00
June 30, 2026 and each Interest Payment Date thereafter through April 30, 2027	$69,750.00
May 31, 2027	77,923.64
June 30, 2027 and each Interest Payment Date thereafter through March 31, 2028	86,318.18
Maturity Date	2,782,898.18

(d) Section 2 of the Debenture is amended by adding the following as new Sections 2(g) and 2(h):

(g) Restructuring Payment. On March 31, 2027, the Company shall pay to the Holder the Restructuring Payment.

(h) Exit Payment. On the Maturity Date, the Company shall pay to the Holder the Exit Payment in addition to all other amounts due on such date (including, without limitation, all outstanding principal, accrued and unpaid interest, and any other amounts due hereunder).

(e) Section 7 of the Debenture is amended by adding the following as new Sections 7(a)(xx) and 7(c):

Section 7(a)(xx) First Lien Mortgage on Legare Property. From and after the Second Amendment Effective Date, any of the following occurs: (i) Legare Property Owner is in default under any of the provisions of Section 4.3 of the Legare Mortgage, (ii) the First Lien Mortgage is refinanced or otherwise modified in a manner materially adverse to the Secured Party (as defined in the Legare Mortgage) or any Holder, (iii) Legare Property Owner incurs any additional indebtedness secured by the Legare Property, or (iv) any default shall occur under the First Lien Mortgage and such default shall continue uncured for a period of sixty (60) days or (v) the holders of the First Lien Mortgage accelerate the maturity thereof or commence a foreclosure or other enforcement action with respect to the First Lien Mortgage.

Section 7(c) Refinancing Right. Upon the occurrence and during the continuance of an Event of Default, in addition to any other rights and remedies the Agent and the Holders may have under the Transaction Documents, the Company and the Legare Property Owner agree that (i) Agent (for the benefit of the Holder and the other Purchasers) shall have the right, but not the obligation, to cause the Legare Property Owner to refinance the First Lien Mortgage, on such terms and conditions as the Agent deems appropriate in its sole discretion, but which shall not be materially more burdensome to the Legare Property Owner than the terms and conditions applicable to the First Lien Mortgage as of the Second Amendment Effective Date, and (ii) any amounts advanced by the Agent or any Purchaser to refinance the First Lien Mortgage shall constitute additional obligations under the Debentures and the other Transaction Documents, and be secured by the collateral securing such obligations, as determined by the Agent in its sole discretion.

4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws thereof. The parties agree that the state and federal courts located in the City of New York, Borough of Manhattan shall have exclusive jurisdiction over any action, proceeding or dispute arising out of this Amendment and the parties submit to the personal jurisdiction of such courts.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

COMPANY

MARPAI, INC.

By:	/s/ Steve Johnson
Name: Steve Johnson
Title: Chief Financial Officer

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB (Cayman) Gasconne Ltd.)]

HOLDER

JGB (CAYMAN) GASCONNE LTD.

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB (Cayman) Gasconne Ltd.)]

Acknowledged and agreed to as of the date first above written:

LEGARE PROPERTY OWNER

By:	/s/ Damien F. Lamendola
Name: Damien F. Lamendola

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB (Cayman) Gasconne Ltd.)]

Exhibit C

SECOND AMENDMENT TO

SENIOR SECURED CONVERTIBLE DEBENTURE

DUE APRIL 15, 2028

This Second Amendment to the SENIOR SECURED CONVERTIBLE DEBENTURE DUE APRIL 15, 2027 (this “Amendment”), dated May 13, 2026, is made by and between Marpai Inc., a Delaware corporation (the “Company”) and JGB Capital L.P. (“Holder”).

WHEREAS, on April 15, 2024, the Company executed and delivered to Holder a certain Senior Secured Convertible Debenture due April 15, 2027 (the “Original Debenture”);

WHEREAS, on January 23, 2025 the Company and the Holder entered into an Amendment to Senior Secured Convertible Debenture (the “First Debenture Amendment”) whereby, among other things, the Holder made an additional senior secured investment in the Company and the Original Debenture was amended (the Original Debenture, as amended by the First Debenture Amendment, the “ Debenture”);

WHEREAS, on the date hereof the Company and the Holder entered into a Second Amendment Agreement (the “Second Amendment Agreement”) and, in connection therewith, the parties wish to amend the Debenture to extend the Maturity Date to April 15, 2028, revise the amortization schedule, and provide for certain restructuring and exit payments, as set forth herein; and

WHEREAS, the parties wish to amend the Debenture in order to give effect to the foregoing:

NOW, THEREFORE, in consideration of the recitals, the mutual promises, and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meaning given such terms in the Debenture or the Second Amendment Agreement, as applicable.

2. Confirmation of Outstanding Balance. The parties acknowledge and agree that the outstanding principal balance of the Debenture as of the date hereof is $165,720.00.

3. Amendments to the Debenture. Effective as of the Second Amendment Effective Date, the Debenture is amended as follows:

(a) The “Maturity Date” is hereby amended to “April 15, 2028.”

(b) Section 1 of the Debenture is amended by adding the following definitions in appropriate alphabetical order:

“Exit Payment” means a payment of $10,000.00, payable to the Holder on the Maturity Date.

“Restructuring Payment” means a payment of $3,000.00, payable to the Holder on March 31, 2027.

“Second Amendment Effective Date” means April 30, 2026.

“Second Amendment to Securities Purchase Agreement” means the Second Amendment Agreement executed by the Company, the Holder and the other parties party thereto on the Second Amendment Effective Date.

“Second Debenture Amendment” means the Second Amendment to the Debenture, dated as of May 13, 2026.

(c) Section 2(b) of the Debenture is hereby amended and restated as follows:

Amortization. Commencing on the Second Amendment Effective Date, and continuing thereafter on each Interest Payment Date through the Maturity Date, the Company shall make monthly principal payments in accordance with the following schedule and in the following amounts:

Payment Date	Principal Payment
April 30, 2026	$1,000.00
May 29, 2026	$2,000.00
June 30, 2026 and each Interest Payment Date thereafter through March 31, 2028	$3,000.00
Maturity Date	$96,720.00

(d) Section 2 of the Debenture is amended by adding the following as new Sections 2(g) and 2(h):

(g) Restructuring Payment. On March 31, 2027, the Company shall pay to the Holder the Restructuring Payment.

(h) Exit Payment. On the Maturity Date, the Company shall pay to the Holder the Exit Payment in addition to all other amounts due on such date (including, without limitation, all outstanding principal, accrued and unpaid interest, and any other amounts due hereunder).

(e) Section 7 of the Debenture is amended by adding the following as new Sections 7(a)(xx) and 7(c):

Section 7(a)(xx) First Lien Mortgage on Legare Property. From and after the Second Amendment Effective Date, any of the following occurs: (i) Legare Property Owner is in default under any of the provisions of Section 4.3 of the Legare Mortgage, (ii) the First Lien Mortgage is refinanced or otherwise modified in a manner materially adverse to the Secured Party (as defined in the Legare Mortgage) or any Holder, (iii) Legare Property Owner incurs any additional indebtedness secured by the Legare Property, or (iv) any default shall occur under the First Lien Mortgage and such default shall continue uncured for a period of sixty (60) days or (v) the holders of the First Lien Mortgage accelerate the maturity thereof or commence a foreclosure or other enforcement action with respect to the First Lien Mortgage.

Section 7(c) Refinancing Right. Upon the occurrence and during the continuance of an Event of Default, in addition to any other rights and remedies the Agent and the Holders may have under the Transaction Documents, the Company and the Legare Property Owner agree that (i) Agent (for the benefit of the Holder and the other Purchasers) shall have the right, but not the obligation, to cause the Legare Property Owner to refinance the First Lien Mortgage, on such terms and conditions as the Agent deems appropriate in its sole discretion, but which shall not be materially more burdensome to the Legare Property Owner than the terms and conditions applicable to the First Lien Mortgage as of the Second Amendment Effective Date, and (ii) any amounts advanced by the Agent or any Purchaser to refinance the First Lien Mortgage shall constitute additional obligations under the Debentures and the other Transaction Documents, and be secured by the collateral securing such obligations, as determined by the Agent in its sole discretion.

4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws thereof. The parties agree that the state and federal courts located in the City of New York, Borough of Manhattan shall have exclusive jurisdiction over any action, proceeding or dispute arising out of this Amendment and the parties submit to the personal jurisdiction of such courts.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

COMPANY

MARPAI, INC.

By:	/s/ Steve Johnson
Name: Steve Johnson
Title: Chief Financial Officer

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB Capital L.P.)]

HOLDER

JGB CAPITAL L.P.

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB Capital L.P.)]

Acknowledged and agreed to as of the date first above written:

LEGARE PROPERTY OWNER

By:	/s/ Damien F. Lamendola
Name: Damien F. Lamendola

[JGB- Marpai- Second Debenture Amendment Signature Page (JGB Capital L.P.)]

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